Business Combination	12 Months Ended
Feb. 28, 2018
Business Combinations [Abstract]
Business Combination
3.	BUSINESS COMBINATION

Acquisition of Shane Education

On January 1, 2017, the Group entered into an investment agreement to acquire 70% of equity interest in Shane Education with a capital injection of RMB10,000. Shane Education provides kindergarten and elementary level English courses in Shanghai. Acquisition-related costs were nil. The transaction was accounted for as a business combination using the acquisition method of accounting. The acquired assets and liabilities mainly consisted of cash. No intangible asset was recognized from the acquisition. The Group recorded RMB557 in goodwill related to the acquisition, which primarily resulted from the assembled workforce.

Acquisition of Modern Art School

On January 25, 2017, the Group acquired 100% equity interest of Modern Art School with a cash consideration of RMB4,247, of which RMB1,247 has not been paid as of February 28, 2017 and was recorded in accrued expenses and other current liabilities in the consolidated balance sheet. The amount has been paid in the year ended February 28, 2018. Acquisition-related costs were nil. The acquired net assets mainly consisted of cash. No intangible asset or goodwill was recognized from the acquisition.

The above acquisitions were not significant to the Group’s consolidated results of operations, therefore, pro forma results of the operations related to above business acquisitions have not been presented. The revenues and earnings from Shane Education and Modern Art School in the Group’s consolidated statement of operations since the respective acquisition date for the year ended February 28, 2017 were not material.